EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Micromuse Inc. for the year ended September 30, 2002, I, Gregory Q. Brown, Chairman and Chief Executive Officer of Micromuse Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)  such Annual Report on Form 10-K for the year ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in such Annual Report on Form 10-K for the year ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Micromuse Inc.

Dated: December 23, 2002

By:	/s/ GREGORY Q. BROWN
Gregory Q. Brown Chairman and Chief Executive Officer

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Micromuse Inc. for the year ended September 30, 2002, I, Michael L. Luetkemeyer, Senior Vice President and Chief Financial Officer of Micromuse Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)  such Annual Report on Form 10-K for the year ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in such Annual Report on Form 10-K for the year ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Micromuse Inc.

Dated: December 23, 2002

By:	/s/ MICHAEL L. LUETKEMEYER
Michael L. Luetkemeyer Senior Vice President and Chief Financial Officer